FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 9, 2001


                               CC V HOLDINGS, LLC
                      (formerly known as Avalon Cable LLC)
                           CC V HOLDINGS FINANCE, INC.
             (formerly known as Avalon Cable Holdings Finance, Inc.)
             -------------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


               333-75415                       13-4029965
              333-75415-03                     13-4029969
              ------------                     ----------
        (Commission File Number) (Federal Employer Identification Number)


                12405 Powerscourt Drive
                  St. Louis, Missouri                          63131
                  -------------------                          -----
        (Address of Principal Executive Offices)             (Zip Code)


                                 (314) 965-0555
                                 --------------
              (Registrant's telephone number, including area code)






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ITEM 5. OTHER ITEMS.

         On October 9, 2001, Charter Communications, Inc. (the Company), the Manager of CC V Holdings, LLC (formerly known as Avalon Cable, LLC) and sole director of CC V Holdings Finance, Inc. (formerly known as Avalon Cable Holdings Finance, Inc.), announced that the Company's Board of Directors has selected Carl Vogel as its new President and Chief Executive Officer effective immediately. Mr. Vogel also has been named a member of the Company's Board of Directors and its Executive Committee. A copy of the press release is being filed as Exhibit 99.1 with this report.

ITEM 7. EXHIBITS.

      99.1    Press release dated October 9, 2001 *

------------------------------

      *    filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.


                              CC V HOLDINGS, LLC

Dated: October 12, 2001       By: CHARTER COMMUNICATIONS, INC.
                                  ----------------------------
                                  Its Manager

                              By: /s/ KENT D. KALKWARF
                                  --------------------
                              Name:  Kent D. Kalkwarf
                              Title: Executive Vice President and Chief
                              Financial Officer
                              (Principal Financial Officer and Principal
                              Accounting Officer) of Charter Communications, Inc. (Manager) and CC V Holdings, LLC




                              CC V HOLDINGS FINANCE, INC.

Dated: October 12, 2001       By: /s/ KENT D. KALKWARF
                                  --------------------
                              Name:  Kent D. Kalkwarf
                              Title: Executive Vice President and Chief
                              Financial Officer
                              (Principal Financial Officer and Principal
                              Accounting Officer)

EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
------        -----------

99.1          Press release dated October 9, 2001.